Intangible Assets	6 Months Ended
Dec. 31, 2024
Intangible Assets [Abstract]
Intangible assets

Note 17. Intangible assets

	Consolidated
	December 2024	June 2024
	$	$
Non-current assets
Trade Secrets and Patents – at cost	23,857,306	23,857,306
Less: Accumulated amortisation	(4,230,607)	(3,634,171)
Net carrying value	19,626,699	20,223,135
Patents and trademarks – at cost	234,289	89,268
Add: Additions	325,106	145,020
Less: Accumulated amortisation	(27,824)	(19,465)
Net carrying value	531,571	214,823
	20,158,270	20,437,958

Reconciliation

Reconciliations of the written down values at the beginning and end of the current and previous financial period are set out below:

Consolidated	Trade Secrets	Patents & trademarks	Total
	$	$	$
Balance at 1 July 2023	21,416,006	77,655	21,493,661
Additions	—	145,021	145,021
Amortisation expense	(1,192,871)	(7,853)	(1,200,724)
Balance at June 2024	20,223,135	214,823	20,437,958
Additions	—	325,107	325,107
Amortisation expense	(596,436)	(8,359)	(604,795)
Balance at 31 December 2024	19,626,699	531,571	20,158,270

Trade secrets were acquired during 2021 financial year by the Consolidated Entity and are amortised over its useful life estimate of 20 years. As at December 31, 2024 the remaining useful life of the trade secrets is 16.5 years (June 30, 2024:17 years).

Assessment for impairment — 31 December 2024

Methodology

An impairment loss expense in the profit or loss is recognised when the carrying amount of an asset exceeds its recoverable amount. The Consolidated Entity determined the recoverable amounts of the Gelteq Consolidated Entity as one CGU using a value in use approach

The recoverable amount of the CGU has been determined by a forecast model that estimated the future cash flows based on budgets and forecasts for five years prepared by management. As part of a valuation of the intangible assets by an independent expert valuer performed as at 30 June 2024, the independent expert valuers extended the forecasts for an additional 4 years for a total forecast period of 9 years on the basis that, in the case of early stage businesses that are reasonably expective of high growth for a significant period of time, it is generally necessary to forecast cash flows for a period greater than five years to reflect the business reaching a mature stable level of growth to enable the application of a terminal value calculation. For the purposes of the assessment of the coverable amount of the CGU as at 31 December 2024, management has continued to adopt this approach, on the basis that, as at that date, the nature of the business remains an early stage business with the same characteristics it had when the expert valuer performed the previous valuation. Also included at the end of the forecast period is a terminal value reflecting a continuing value at the end of the forecast period on the basis of capitalising free cash flows in perpetuity at a growth rate of 2.5% per annum.

These cash flows were then discounted to their present value using a discount rate that reflects current market assessments of the time value of money and the risks specific to the CGU. Management then cross-checked the total of the discounted cash flows against the trading of the Company’s shares.

A reference to Financial Years (FY), refers to a period covering July 1st to June 30th the next year. A reference to a calendar year (CY) refers to the period from January 1st to December 31st of the same year.

The discounted cash flow model used in the assessment of fair value less cost to sell is sensitive to a number of key assumptions, including revenue growth rates, discount rates and operating costs. These assumptions can change over short periods of time and can have a significant impact on the carrying value of the assets. For any AUD figures presented from the valuation analysis, these have been obtained by conversion from USD at an exchange rate of 1 AUD = 0.66 USD.

Fair value less cost to sell and key assumptions

The Company estimates the fair value less cost to sell of the Gelteq Consolidated Entity cash generating unit (CGU) using discounted cash flows. Management assumptions were developed incorporating internal and external market information, although the extent to which they rely on past experience of the Consolidated Entity is limited given the consolidated entity has not yet started full scale operations, pending completion of preparatory activities where necessary, with external sources of information having been adjusted to reflect factors specific to the Consolidated Entity. Fair value less cost to sell is categorised within level 3 of the fair value hierarchy.

For the reporting period ended 31 December 2024, the recoverable amount of the CGU was determined based on fair value less cost to sell calculations which required the use of key assumptions:

Operating Segments

The Consolidated Entity’s cash flows are generated from one CGU which covers nutraceuticals for humans and animals, pharmaceutical for humans and animals and controlled substances.

Cash Flow projections

●	The calculations used cash flow projections based on financial budgets and forecasts approved by management covering CY25 to CY29. The projections included negative undiscounted operating cash flows between CY25 and CY26 before making positive operating returns from CY27 onwards as the business scales up operations and operating margins that are in line with industry averages in similar industries. A full 5 years of cash flow projections were used to allow for 2-3 years of positive cash flow projections in the management forecast period. As noted above, as part of a valuation of the intangible assets by an independent expert valuer performed as at 30 June 2024, the independent valuation experts extended the forecasts for an additional 4 years for a total forecast period of 9 years on the basis that, in the case of early stage businesses that are reasonably expective of high growth for a significant period of time, it is generally necessary to forecast cash flows for a period greater than five years to reflect the business reaching a mature stable level of growth to enable the application of a terminal value calculation. For the purposes of the assessment of the coverable amount of the CGU as at 31 December 2024, management has continued to adopt this approach, on the basis that, as at that date, the nature of the business remains an early stage business with the same characteristics it had when the expert valuer performed the previous valuation.

●	A pre-tax discount rate range of 22-24%, reflecting rates of return required by typical investors in early-stage businesses similar to the Consolidated Entity, was applied.

Revenue —

●	Management have implemented a hybrid revenue model with revenue generated from manufacturing and royalties (on each individual order).

●	The forecast model is based on a 4 year compound average growth rate of 114%, based on management forecasts to CY29. The model forecast revenue growth rates 219% in CY26, 175% in CY27, 83% in CY28 and 30% in CY29, following revenue growth in CY25 from a close to nil level in CY24. Based on the approach adopted in the previous independent valuation extended forecast revenues were determined by applying declining revenue growth of 20% in CY30, 10% in CY31, 5% in CY32 and 3% in CY33, resulting in a compound average growth rate over the entire forecast period (excluding CY24 which had low revenue as was during the pre-IPO period) of 53%.

Gross Margins

●	Gross margin is forecast to increase from 52% in CY25 to 58% in CY29 and beyond. The scale benefits of manufacturing larger quantities are considered to be forecast relatively conservatively as different clients will have different formulations which may mean scale benefits are lower than for the production of homogenous products. The forecast gross margins are in line with comparable industry gross margins.

Operating Expense

●	The largest operating expense is employee costs. Salary and benefits are forecast to increase by 88% in CY25, 66% in CY26, 54% in CY27, 32% in CY28, 24% in CY29, with growth rates declining thereafter, in line with reducing revenue growth, and oncosts are forecast at 18-19% of salaries.

EBITDA

●	The forecast model is based on a long-term EBITDA margin of 29%. Forecast EBITDA is negative in early years, which is expected for an early stage startup business where typically the average timeframe to profitability is 2 - 3 years. The forecast model’s EBITDA margins are -98% in CY25, -15% in CY26, 16% in CY27, 28% in CY28 and CY29, and 29% beyond, with the ongoing EBITDA being comparable to that of comparable industries in relevant world markets.

CAPEX

●	No material Capex has been forecast as the costs borne by Gelteq in working with clients to develop products is included in other forecast expenses. As such, forecast capex for relevant supporting assets is $50,000 in CY25, increasing at 5% per annum thereafter.

Amortisation

●	Amortisation has been estimated at 5% of the opening intangibles balance each year. This roughly equates to an average useful life of 20 years for intangibles, which is in line with the Consolidated Entity’s current policy.

Tax Rate

●	A tax rate of 30% has been applied in line the with the corporate tax rate in Australia. Whilst the tax rate may be lower in earlier years, this tax rate is in line with the Consolidated Entity’s long term tax rate and the tax rate of a likely acquirer.

Working Capital

●	Model forecasts the receivables at 30 days and payables at 31 days in line with management expectations. Payables days are only applied to operating expenses as all manufacturing costs are paid prior to dispatch to customers.

Other balance Sheet Items

●	There are no other assumptions that result in material balance sheet movements that affect relevant forecast cash flow.

Terminal growth rate

●	Long term growth rate, used for the terminal value calculation, is 2.5%, reflecting the Australian long term nominal inflation rate.

Apart from the considerations described in determining the value-in-use of the cash-generating units described above, management is not currently aware of any other probable changes that would necessitate changes in its key estimates

Impairment

The Consolidated Entity has performed an impairment assessment based on its cash generating unit (CGU).

The Consolidated Entity determined that the recoverable amount in relation the CGU exceeded its carrying value of assets as at 31 December 2024, therefore no adjustment to its carrying value (impairment) was required.

The directors have reviewed and are comfortable with the significant assumptions determined by management. Based on the above, the directors believe that no impairment charge is required to the value of the intangible asset at 31 December 2024

Sensitivity

The sensitivities on the updated discounted cash flow model are as follows:

●	Revenue would require a reduction of 14.6% to the compounded growth rate over 9 years (30 June, 2024, 19.3% over 9 years) before the intangible asset value would need to be impaired, with all other assumptions remaining constant.

●	EBITDA margin would need a reduction of 14.2% per annum over 9 years (30 June, 2024, 11.8 % over 9 years) years before the intangible asset value would need to be impaired, with all other assumptions remaining constant.

●	The discount rate would be required to increase to 36.0% (30 June, 2024, 33.8%) before the intangible asset value would need to be impaired, with all other assumptions remaining constant.

●	Long Term growth rate would need to be reduced to be in negative (consistent with the 30 June, 2024, valuation) in the cashflow modelling before the intangible asset value would need to be impaired, with all other assumptions remaining constant.

Management believes that other reasonable changes in the key assumptions on which the recoverable amount on which the intangible asset is based would not cause the carrying amount to exceed its recoverable amount.

Management notes that if performance is not as expected, an impairment charge against these assets could be recognised in the next financial year’s accounts. This estimation of uncertainty is expected to reduce over time as the Consolidated Entity’s business develops and matures.